SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the registrant:

Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2)):
[X] Definitive proxy statement

[ ] Definitive additional materials
[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               TNR TECHNICAL, INC.
        -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

: No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously
     Paid: (2) Form, Schedule or Registration Statement No.

     (3)  Filing Party:

     (4)  Date Filed:

                                                                           PROXY

                               TNR TECHNICAL, INC.
                  SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
                   To be held on December 4, 2006 at 9:00 A.M.
           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned shareholder of TNR Technical, Inc., a New York corporation (the "Company"), acknowledges receipt of the Notice of a Special Meeting in Lieu of an Annual Meeting of Shareholders and Proxy Statement, dated November 1, 2006 and hereby constitutes and appoints Wayne Thaw and Kathie Thaw or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the executive offices of TNR at 301 Central Park Drive, Sanford, Florida 32771 (Phone No. 407-321-3011) on December 4, 2006 at 9:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.      The election of the seven directors nominated by the Board of Directors.

     FOR all nominees listed below (except      WITHHOLD AUTHORITY to vote as
     indicated below), please check here  [ ]   for all nominees listed below,
                                                please check here [ ]

Jerrold Lazarus   Norman L. Thaw  Wayne Thaw  Mitchell Thaw   Patrick Hoscoe
Larry J. Kaczmarek      Anthony Guadagnino

To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' name(s) in the space provided below.)

               --------------------------------------------------


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposals Nos. 1 and 2. This proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted for the election of the seven named individuals as directors.

Dated __________________________________, 2006
_________________________________________(L.S.)
_________________________________________(L.S.)

Email address (optional) ________________________

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.

                                  TNR TECHNICAL


            NOTICE OF A SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
                                 OF SHAREHOLDERS
                   TO BE HELD ON DECEMBER 4, 2006 AT 9:00 A.M.



To our Shareholders:

     Notice is hereby given that a Special Meeting in Lieu of an Annual Meeting of Shareholders (the "Special Meeting") of TNR Technical, Inc., a New York corporation, will be held at our executive offices at 301 Central Park Drive, Sanford, FL 32771 on December 4, 2006 at the hour of 9:00 A.M. local time for the following purposes:

     (1)  To elect seven Directors of TNR for the coming year; and

     (2) To transact such other business as may properly come before the Special Meeting.

     Only TNR shareholders of record at the close of business on October 31, 2006 are entitled to notice of and to vote at the Special Meeting or any postponements or adjournments thereof.


                                            By Order of the Board of Directors

                                            Wayne Thaw, President


November 1, 2006

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                                 PROXY STATEMENT

     This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of TNR Technical, Inc. ("TNR" or the "Company") in connection with the solicitation of proxies for use at the Special Meeting in Lieu of an Annual Meeting of Shareholders (the "Special Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement (which includes the Company's Annual Report on Form 10-KSB/A for its fiscal year ended June 30, 2006, exclusive of exhibits), together with the accompanying form of proxy will be mailed together to shareholders on or about November 3, 2006.

     This Proxy Statement contains information relating to a Special Meeting in Lieu of an Annual Meeting of Shareholders of TNR Technical, Inc. to be held on December 4, 2006 (the "Meeting"), beginning at 9:00 a.m. local time, at our executive offices at 301 Central Park Drive, Sanford, Florida 32771 and any postponements or adjournments thereof. TNR will first mail these proxy materials to shareholders on or about November 3, 2006.

             ABOUT THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING

 What is the purpose of the Special Meeting?

     At the Special Meeting, shareholders will act upon the matters listed in the Notice of a Special Meeting in Lieu of an Annual Meeting and any other matters that properly come before the meeting. In addition, the management team will report on the performance of TNR during fiscal 2006 and respond to questions from shareholders.

Who can vote at the Special Meeting in Lieu of an Annual Meeting?

     All shareholders of record at the close of business on October 31, 2006, or the "record date," are entitled to vote at the Special Meeting in Lieu of an Annual Meeting and any postponements or adjournments of the meeting.

What are the voting rights of the holders of the common stock?

     Holders of our Common Stock will vote on all matters to be acted upon at the Special Meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Special Meeting.

 Who can attend the Special Meeting?

     All shareholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Everyone must check in at the registration desk at the meeting.

 How do I vote?

     You may attend the Special Meeting in Lieu of an Annual Meeting and vote in person. Alternatively, you may vote your shares by proxy through the mail. To vote by mail, simply mark, sign and date your proxy card and return it in the postage-paid envelope provided for receipt by us prior to December 4, 2006 (proxy cards received on or after December 4, 2006 will not be counted).

     If you want to vote in person at the Special Meeting in Lieu of an Annual Meeting and you hold TNR Common Stock in street name, you must obtain a proxy card from your broker and bring that proxy card to the Special Meeting, together with a copy of a brokerage statement reflecting your stock ownership as of the record date.

     Please also note that by casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Is my vote confidential?

     Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except in certain circumstances where it is important to protect the interests of TNR and its shareholders.

What if I do not indicate my preference on the proxy card?

     If you do not indicate how you would like your shares to be voted for a particular proposal, your shares will be voted FOR the election of the nominated slate of directors. As to other matters as may properly come before the meeting (or any adjournments or postponements thereof), the proxy holders will vote as recommended by the Board of Directors. If no such recommendation is made, the proxy holders will be authorized to vote upon such matters in their own discretion.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038 either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and request to recast your vote. Attendance at the Special Meeting in Lieu of an Annual Meeting will not, by itself, revoke a previously granted proxy.

What constitutes a quorum?

     As of the record date, TNR had approximately 260,000 shares of its common stock outstanding. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. The presence at the Special Meeting in Lieu of an Annual Meeting, in person or by proxy, of the holders entitled to cast at least a majority of votes which all shareholders are entitled to cast as of the record date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Special Meeting in Lieu of an Annual Meeting for purposes of a quorum.

 What are the recommendations of the Board of Directors?

     Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth below. In summary, the Board recommends a vote For the election of the nominated slate of directors.

     The proxy holders will vote as recommended by the Board of Directors with respect to any other matter that properly comes before the Special Meeting. If the Board of Directors on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

What vote is required to approve each proposal?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the Special Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Thus, the seven candidates with the most affirmative votes will be elected at the Special Meeting in Lieu of an Annual Meeting.

     Broker Non-Votes. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of auditors. Non-routine matters include all other proposals. Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum. Accordingly, broker non-votes will not be counted toward a nominee's total of affirmative votes in the election of directors and will have no effect on the approval of any other proposals that may come before the meeting.

Other Matters

     As of the date of this Proxy Statement, the board of Directors knows of no other matters other than the foregoing that will be presented at the meeting. Any other proposals that come before our meeting will be decided by a majority of the votes cast at the meeting.

Who conducts the proxy solicitation and how much will it cost?

     TNR is soliciting the proxies and will bear the cost of the solicitation. TNR has not retained any outside firm to aid in the solicitation and it does not intend to use specially engaged employees or paid solicitors for such solicitation. TNR may ask its officers and other employees, without compensation other than their regular compensation, to solicit proxies by further mailing or personal conversations, or by telephone, facsimile, Internet or other means of electronic transmission.

     Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

                         FINANCIAL AND OTHER INFORMATION

     Accompanying this Proxy Statement as Exhibit A is the Company's 2006 Annual Report on Form 10-KSB/A for its fiscal year ended June 30, 2006 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2006 Annual Report.

                             EXECUTIVE COMPENSATION

     Incorporated by reference is the contents of Item 10 of TNR's Form 10-KSB/A for its fiscal year ended June 30, 2006, a copy of which is annexed to this Proxy Statement as Exhibit A.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     As of October 30, 2006, the Company had outstanding 259,877 shares of Common Stock. The only persons of record who presently hold or are known to own (or believed by the Company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of the Company's Common Stock of all officers and directors individually, and all officers and directors as a group. The shares shown in the table below for Norman Thaw and his sons, Wayne Thaw and Mitchell Thaw are not beneficially owned by each other and are listed separately.

                Name and  Address of               Number of        Approximate
Title of Class  Beneficial  Owner (1)              Shares           Percent
--------------  -----------------------------      -------------    -----------

Common Stock    Wayne Thaw and Kathie Thaw (3)(6)   103,270          32.7
Common Stock    Norman L. Thaw (2)(6)(7)             58,729           22.6
Common Stock    Jerrold Lazarus                      -0-             -0-
Common Stock    Patrick Hoscoe (4)                    2,000          .8
Common Stock    Mitchell A. Thaw (6)                 31,025          11.9
Common Stock    Larry J. Kaczmarek                    -0-            -0-
Common Stock    Anthony Guadagnino                    -0-            -0-
Common Stock    All Directors and Officers as a     195,024          61.3
                Group (7 persons) (5)
Common Stock    Anthony Chiarenza/Key Equity         15,200          5.8
                Investors, Inc.
                63-54 82nd Place
                Middle Village, NY 11379

    -------------

     (1) All shares are directly owned, and the sole investment and voting power is held, by the persons named. The address for all officers and directors is c/o TNR Technical, Inc., 301 Central Park Drive, Sanford, Florida 32771.

     (2) May be deemed to be a parent and/or founder of the Company under the Securities Act of 1933, as amended and may be deemed to be a "control person" of the Company within the meaning of the Securities Exchange Act of 1934.

     (3) Includes options to purchase 46,000 shares granted to Wayne Thaw and options to purchase 10,000 shares granted to Kathie Thaw.

     (4)  Consists of options to purchase 2,000 shares.

     (5)  Includes options to purchase 58,000 shares.

     (6) Wayne Thaw and Kathie Thaw are married and their individual stock ownership which is in a family trust for their benefit is shown jointly. Norman Thaw is the father of Wayne Thaw and Mitchell A. Thaw.

     (7) 3,500 shares of Norman Thaw's beneficial ownership is held in a revocable trust.


                              CERTAIN TRANSACTIONS

     Incorporated by reference is the contents of Item 12 of TNR's Form 10-KSB/A for its fiscal year ended June 30, 2006, a copy of which is annexed to this Proxy Statement as Exhibit A.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Management recommends that you vote in favor of the seven nominees named to the Board of Directors. Directors will be elected by a plurality of the votes cast at the Meeting.

     Seven directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the seven persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All seven of the nominees named in the table below, namely, Wayne Thaw, Patrick Hoscoe, Norman L. Thaw, Jerrold Lazarus,
Mitchell Thaw, Larry Kaczmarek and Anthony Guadagnino are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each proposed director of the Company.


                           Term      First
                           of        Became      Principal
Name                Age    Office    Director    Occupation
----                ---    ------    --------    ----------

Wayne Thaw           49    (1)        1983       Chairman of the Board,
                                                 Chief Executive Officer and
                                                 President of the Company

Patrick Hoscoe       43    (1)        1998       Vice-President and
                                                 Operations Manager
                                                 Of the Company's
                                                 West Coast Division

Norman L. Thaw       73    (1)        1979       President of Stride Rite
                                                 Stables, Inc., Private Investor

Jerrold Lazarus      74    (1)        1987       Retired

Mitchell Thaw        50    (1)        1998       Investor

Larry J. Kaczmarek   44    (1)         2005      Controller/CFO Colonial
                                                 Management Group, LP

Anthony Guadagnino   59    (1)         2005      President of Presidential
                                                 South, Inc.
------------
(1) Directors are elected at the annual meeting of shareholders and hold office to the following annual meeting.

Biographies

     Wayne Thaw is Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President and Treasurer of the Company. Patrick Hoscoe serves as a Vice President of the Company. The terms of all officers expire at the annual meeting of directors following the annual shareholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

     Wayne Thaw has served as Chairman of the Board and Chief Executive officer since December 2000 and President and Chief Operating Officer of the Company since November 1987. Mr. Thaw has been a full-time employee since 1980.

     Patrick Hoscoe has been Vice President and a director of the Company since 1998. Mr. Hoscoe also serves as Operations Manager of the Company's West Coast operations. Mr. Hoscoe has 25 years experience in the battery industry and worked for House of Batteries for five years prior to joining the Company in 1997.

     Norman L. Thaw is one of the founders of the Company and served as its Chairman and Chief Executive Officer between March 1987 and April 1988. For more than the past five years, Mr. Thaw's principal occupation is the President of Stride Rite Stables, Inc., a thoroughbred racing and breeding farm in South Florida.

     Jerrold Lazarus has served as a director of the Company since October 1987. Mr. Lazarus was a full time employee and Chairman of the Board and Chief Executive Officer of the Company between October 1987 and January 2001. Since Mr. Lazarus retired from serving as an executive officer of the Company in January 2001, he has not been affiliated with another company.

     Mitchell Thaw has been a director of the Company since December 1998. Mr. Thaw is a private investor and he is not currently affiliated with any firms. For over 25 years, Mr. Thaw has been engaged in numerous Wall Street trading and management positions. Mr. Thaw has expertise and experience in numerous Wall Street products, options, structured products, stocks, warrants, program trading, convertible bonds, corporate and government bonds. Between 2002 and 2006, he was the co-founder and co-manager of the Harbert Convertible Arbitrage Fund. The fund's primary strategy was capital structure arbitrage and grew to over $900,000,000 in assets. Prior to joining Harbert, Mr. Thaw specialized in listed equity options and structured products. He started an institutional option department at KBC Securities, an international firm, where he served as vice president from November 2000 until September 2001. He started an institutional option department at Schroeder & Co., Inc. and served as a director of Institutional Options at Schroeder from April 1999 through May 2000. From 1988 through April 1998, Mr. Thaw was an executive for UBS Securities. Mr. Thaw received a BA from the University of Miami.

     Larry J. Kaczmarek, since May 2006, has been Controller/CFO for Colonial Management Group, L.P., one of the largest operators of opiate addiction substance abuse treatment centers in the nation. He is responsible for all accounting and finance functions and supervises a staff of four. Between March 2005 and May 2005, he served as a senior financial consultant for CuraScript, Inc., a large specialty pharmacy distributor. He led important projects in Sarbanes Oxley compliance and accounts receivable. Between September 2004 and March 2005 he served as Director of Finance of Devereux Florida, one of the largest not for profit organizations in central Florida, serving as a mental health service provider for young children throughout Florida. Between February and August, 2004, Mr. Kaczmarek was self employed and served as a senior financial consultant to his clients. Between April 2000 and January 2003, he served as Chief Financial Officer of Protegrity Holdings, Inc., a mid-sized company specializing in administration of workers' compensation insurance in Longwood, Florida. As Chief Financial Officer, he supervised a staff of twelve persons and was responsible for all financial and accounting functions, served as lead contact with the bank as to its credit facility, was responsible for all risk management needs, served as lead negotiator relating to certain service contracts and developed and implemented specialized financial reports that provided the chief executive officer and product line leaders with current results and run rate trends. From 1997 to April 2000, he served as director of workers' compensation for Humana Inc. of Louisville, Kentucky. Between 1995 and 1997, he served as director of finance at Humana Inc. Between 1990 - 1995, Mr. Kaczmarek served as director of financial analysis and planning at Emphesys Financial Group, Inc., Green Bay, Wisconsin. He has a Bachelor of Science in Public Finance from Indiana University, which he received in 1984.

     Anthony Guadagnino has been a director of the Company since January 2005. He has been President and owner of Presidential Group South, Inc. since 1985. Presidential Group South is a property management company servicing the needs of Central Florida. Presidential Group South has managed various real estate properties in Orange, Seminole and Volusia County, including single family homes, condominium and homeowners association, commercial and residential real estate buildings amounting to over 4,000 units. Mr. Guadagnino is a licensed broker and certified association manager. He has been licensed in Maryland, Virginia and Washington, D.C. Mr. Guadagnino has been in property management since 1975 and has developed condominiums in the Washington D.C. area. He has also served as a senior accountant at Eisen & Lubin, a New York City CPA firm, where he was in charge of various real estate and retail client audits for major clients from 1969 to 1972. He is a graduate of the City College of New York, Bernard Baruch School of Business with a Bachelor of Science in Business Administration majoring in Accounting.

     During the year ended June 30, 2006, the Board of Directors held meetings or took action by unanimous written consent in lieu of a meeting on five occasions. The Company's last annual meeting of shareholders was held on January 30, 2006. At such meeting, Jerrold Lazarus, Norman Thaw, Wayne Thaw, Mitchell Thaw, Patrick Hoscoe, Larry J. Kaczmarek and Anthony Guadagnino were elected directors to serve for a period of one year and until their successors are elected and shall qualify.

Family Relationships

     Norman L Thaw is the father of Wayne Thaw and Mitchell Thaw.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. During year ended June 30, 2006, no officers, directors or greater than 10% stockholders filed any forms late, except that a Form 4 for Mitchell Thaw was timely filed on June 27, 2006 inadvertently using the Edgar codes of Wayne Thaw and was later correctly filed after its due date.

Audit Committee / Lack of Other Committees

     The Company has no standing nominating and compensation committees of the Board of Directors or committees performing similar functions. In January 2005, the Company formed our Audit Committee of its Board of Directors consisting of Larry J. Kaczmarek and Anthony Guadagnino as independent directors. An independent director is defined in Rule 4200(a)(14) of the NASD's Listing Standards to mean a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons should not be considered independent:

     o A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;
     o A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year other than compensation for Board service, benefits under a tax qualified retirement plan, or non discretionary compensation;
     o A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, sister-in-law, brother-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;
     o A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organizations consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;
     o A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     Mr. Kaczmarek may be deemed to be a "Financial Expert" within the meaning of Sarbanes-Oxley Act of 2002, as amended. The term "Financial Expert" is defined as a person who has the following attributes: an understanding of generally accepted accounting principles and financial statements; has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

     In January 2005, an Audit Committee written charter was adopted, copy of which is appended hereto as Appendix I. Such charter includes, among other things, the following:

     o annually reviewing and reassessing the adequacy of the committee's formal charter;
     o reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;
     o reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;
     o being directly responsible for the appointment, compensation and oversight of the independent auditor, which shall report directly to the Audit Committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;
     o    reviewing the independence of the independent auditors;
     o reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management;
     o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and
     o all responsibilities given to the Audit Committee by virtue of the Sarbanes-Oxley Act of 2002.

     The Company's Common Stock is traded on the OTC Electronic Bulletin Board under the symbol "TNRK."

Report of Audit Committee

     In September 2006, the Audit Committee discussed the 2006 audited consolidated financial statements of the Company with Management and Tschopp, Whitcomb & Orr, P.A. Management has the primary responsibility for the financial statements and the reporting process. The Audit Committee has discussed with Tschopp, Whitcomb & Orr, P.A., the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as modified or supplemented. The Audit Committee received written disclosures and a letter from Tschopp, Whitcomb & Orr, P.A. required by Independence Standards Board Standard No. 1, as modified or supplemented, and discussed with them their independence. The Audit Committee has determined that Tschopp, Whitcomb & Orr, P.A. is independent and has recommended to the Board its continued selection as independent auditors for the Company's year ended June 30, 2007.

     During the past fiscal year and through the mailing date of this Proxy Statement, Tschopp, Whitcomb & Orr, P.A. has not provided any financial information systems design and implementation services or any other non-audit services to the Company except for the review of the Company's quarterly reports, tax services and limited consulting services. The Company does not anticipate Tschopp, Whitcomb & Orr, P.A. providing any financial information systems design and implementation services and any other non-audit services to the Company which would be incompatible with maintaining the independence of Tschopp, Whitcomb & Orr, P.A. The fees paid by the Company to Tschopp, Whitcomb & Orr, P.A. for the fiscal year ended June 30, 2006 and the eleven months ended June 30, 2005 were approximately as follows:

                          Financial Information Systems Design
Year     Audit Fees       and Implementation Fees                All Other Fees
--------------------------------------------------------------------------------
2006        $19,000               $-0-                                 $5,000
2005        $18,000               $-0-                                 $4,000

     On September 15, 2006, the Audit Committee reviewed the audited consolidated financial statements of the Company which were to be included in the 2006 Form 10-KSB/A for filing with the Securities and Exchange Commission and considered the above discussed matters and the Audit Committee recommended the approval of said financial statements and their inclusion in the Form 10-KSB/A filing.

                                 THE AUDIT COMMITTEE

                                 Larry J. Kaczmarek
                                 Anthony Guadagnino

Lack of Nominating Committee

     The Company does not currently have a nominating and corporate governance committee of the Board of Directors. This type of committee, if existed, would be responsible for identifying and recommending the director nominees to be selected by the Board of Directors for each annual meeting of shareholders; implementing the Board's criteria for selecting new directors; developing, reviewing and recommending to the Board a set of corporate governance policies applicable to TNR; providing oversight for the evaluation of the performance of the Board of Directors; and adopting a written charter. Management believes that the cost of having a nominating committee for the Issuer as a small business issuer outweighs the benefits that may be derived from implementing such a committee.

Director Candidates

     Shareholders may recommend director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to shareholders for election. The qualifications of recommended candidates will be reviewed by the Board. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in TNR's proxy card for the shareholder meeting at which his or her election is recommended.

     Shareholders may recommend individuals to the Board for consideration as potential director candidates by submitting their names and background to Mr. Wayne Thaw, Chairman at TNR's principal executive office. The Board will consider a shareholder recommendation only if the following information is provided on a timely basis:

     o the name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission;
     o information about the relationship between the candidate and the recommending shareholder;
     o    the consent of the candidate to serve as a director; and
     o proof of the number of shares of our common stock that the recommending shareholder owns and the length of time the shares have been owned.

     The process followed by the Board to identify and evaluate candidates includes requests to Board members and others for recommendations, formal and informal meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board. The Board is authorized to retain advisers and consultants and to compensate them for their services. The Board did not retain any such advisers or consultants during 2006.

     Assuming that appropriate information is provided for candidates recommended by shareholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or by other persons. In considering whether to recommend any candidate for inclusion in the Board's slate of recommended director nominees, including candidates recommended by shareholders, the Board will apply criteria including, without limitation, the candidate's skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of our business. The Board may also seek members from diverse backgrounds so that the Board consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. Directors may have experience in positions with a high degree of responsibility, may be leaders in the companies or institutions with which they are affiliated, and may be selected based upon contributions that they can make to our business. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

     Shareholders   also  have  the  right  to  nominate   director   candidates
themselves, without any prior review or recommendation by the Board, by the procedures set forth herein under "Shareholder Proposals for the next Annual Meeting."

Shareholder Communications

     The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances and subject to any required assistance or advice from legal counsel, Mr. Wayne Thaw, the Chairman, is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the other directors as he considers appropriate.

     Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that Mr. Wayne Thaw, Chairman, considers to be important to the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the Board should address such communications in care of Wayne Thaw, Chairman, at TNR Technical, Inc., 301 Central Park Drive, Sanford, FL 32771.

                                    AUDITORS

     The principal accountant who has been selected by the Company for the current fiscal year is Tschopp, Whitcomb & Orr, P.A. which served as the Company's independent certified public accountant for the fiscal year ended June 30, 2006. It is expected that a representative of Tschopp, Whitcomb & Orr, P.A. will be present at the Special Meeting in lieu of an annual meeting, will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Special Meeting.

                     AVAILABILITY OF SECURITIES AND EXCHANGE
                           COMMISSION'S FORM 10-KSB/A

     THE COMPANY'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JUNE 30, 2006 ON FORM 10-KSB/A INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE SHAREHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TNR ATTENTION SHAREHOLDER RELATIONS, 301 CENTRAL PARK DRIVE, SANFORD, FLORIDA 32771.

                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any shareholder who intends to present a proposal at the next annual meeting of shareholders must deliver the proposal to the Chairman of TNR Technical, Inc. at 301 Central Park Drive, Sanford, FL 32771:

     o Not later than July 15, 2007, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; and
     o Not later than July 15, 2007, if the proposal is submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, in which case we are not required to include the proposal in our proxy materials. Such nominations and proposals for the next annual meeting of shareholders, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Chairman.

                                          TNR TECHNICAL, INC.

                                          Wayne Thaw, Chairman

APPENDIX I

                               TNR TECHNICAL, INC.
                             AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of TNR Technical, Inc. (the "Company") is to assist the Board in fulfilling its oversight responsibilities relating to the Company's (i) financial statements and auditing, accounting and related reporting processes and (ii) systems of internal controls regarding finance, accounting, financial reporting and business practices and conduct established by management and the Board.

Membership and Procedures

Membership and Appointment. The Committee shall consist of at least two members of the Board, with the exact number being determined by the Board. The members of the Committee shall be appointed and replaced from time to time by the Board.

Independence and Qualifications. Each member of the Committee shall meet the independence and experience requirements of the applicable provisions of federal law and the rules and regulations promulgated thereunder and the applicable rules of The Nasdaq Stock Market.

Resources. The Committee shall have the authority to retain, at the Company's expense, special legal, accounting or other consultants to advise the Committee and to authorize or conduct investigations into any matters within the scope of its responsibilities. The Committee shall have sole authority to approve related fees and retention terms. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee, and shall have full access to all books, records, facilities and
personnel   of  the   Company  in   connection   with  the   discharge   of  its
responsibilities.

Evaluation. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

Duties and Responsibilities

The following shall be the common recurring activities and responsibilities of the Committee in carrying out its oversight functions. These activities and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law, regulation or listing standard:

          Documents/Reports Review

     o Review and discuss the Company's annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company's disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's reports filed with the Securities and Exchange Commission and, with respect to the annual financial statements, the appropriateness and quality of accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.
     o Review and discuss with management and the independent auditors the Company's earnings press releases before they are issued, and discuss generally with management the nature of any additional financial information or earnings guidance to be provided publicly and/or to ratings agencies.
     o Review and discuss with management and the independent auditors the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, relating to the conduct of the audit, other significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, and any other matters communicated to the Committee by the independent auditors.
     o Review with management and such outside professionals as the Committee considers appropriate important trends and developments in financial reporting practices and requirements and their effect on the Company's financial statements.
     o Based on its review and discussions with management and the independent auditors, recommend to the Board whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.
     o Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement. Accounting and Financial Controls Framework
     o Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.
     o Review and discuss with management and the independent auditors the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies, material weaknesses and significant changes in internal controls reported to the Committee by management and any fraud involving management or other employees who have a significant role in the Company's internal controls) and the effectiveness of the Company's disclosure controls and procedures.
     o Review with the independent auditors any management letter provided by the independent auditors and the Company's responses to that letter.
     o Review and discuss with management and the independent auditors (i) any material financial or non-financial arrangements that do not appear on the Company's financial statements, (ii) any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and that are relevant to an understanding of the Company's financial statements, and (iii) material financial risks that are designated as such by management or the independent auditors.
     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by the Company's employees of concerns regarding accounting or auditing matters.

          Independent Auditors

     o Be directly responsible for the appointment, removal, compensation and oversight of the work of the independent auditors (including the resolution of disagreements between the Company's management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, with the independent auditors reporting directly to the Committee.
     o Have the sole authority to review in advance, and grant any appropriate pre-approvals of all auditing services to be provided by the independent auditors and all permitted non-audit services (including the fees and other terms of engagement), and, if desired, establish policies and procedures for review and pre-approval by the Committee of such services.
     o Obtain, review and discuss with the independent auditors at least annually a report by the independent auditors describing (i) the independent auditors' internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality control review or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and the steps taken to deal with those issues.
     o    Review the report by the  independent  auditors,  which is required by
          Section 10A of the Securities Exchange Act of 1934, concerning: (i) all critical accounting policies and practices to be used, (ii) alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (iii) any other material written communications between the independent auditors and the Company's management.
     o Review and discuss with the independent auditors, on an annual basis, all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence, and receive from the independent auditors on an annual basis a written statement (consistent with Independence Standards Board Standard No.
          1) regarding the auditors' independence.
     o Meet with the independent auditors prior to the audit for each fiscal year to review the planning, staffing and scope of the audit.
     o Establish guidelines for the hiring of employees and former employees of the independent auditors.

Clarification of Audit Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, the Committee's role is one of oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.